Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, George R. Aylward, President of Virtus Retirement Trust (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant containing the financial statements (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/07/2017	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

I, W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer of Virtus Retirement Trust (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant containing the financial statements (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/07/2017	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer (principal financial officer)